THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
General Information
---------------------------------------------------------

THE FUND

The India Growth Fund Inc. (the "Fund") is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities of Indian companies. The Fund's investment adviser is Unit Trust of India Investment Advisory Services Limited and its Administrator is Brinson Advisors, Inc. (formerly known as Mitchell Hutchins Asset Management Inc.).

SHAREHOLDER INFORMATION

The Fund's NYSE trading symbol is "IGF". Daily market prices for the Fund's shares are published in the NYSE Composite Transactions section of major newspapers under the designation "IndiaGrFd" or "IndiaG". Net asset value and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each Saturday in BARRON'S, as well as in other newspapers, in a table captioned "Publicly Traded Funds" or "Closed-End Funds". Inquiries regarding shareholder accounts may be directed to the Fund's transfer agent, dividend paying agent and registrar, PFPC Inc. (the "Plan Agent"), at (800) 331-1710. In addition, information on the Fund is available on the Internet at www.indiagrowth.com.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income and net realized capital gains, if any. Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect to have all cash distributions automatically reinvested by the Plan Agent in additional shares of Common Stock of the Fund. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent.

The Plan Agent will serve as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares an income dividend or a capital gain distribution payable either in the Fund's Common Stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased in the open market, as provided below. If the market price on the valuation date equals or exceeds net asset value on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the NYSE, the next preceding trading day. If the net asset value exceeds the market price on the valuation date, or if the Fund should declare a dividend or

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THE INDIA GROWTH FUND INC.
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General Information (continued)
----------------------------------------------------------------------
capital gain distribution payable only in cash, the Plan Agent will, as agent for the participants, purchase shares of the Fund in the open market, on the NYSE or elsewhere, for the participants' account on, or shortly after, the payment date.

Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's Common Stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about February 15th and August 15th of each year. Any voluntary cash payments received more than thirty days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days prior to February 15th or August 15th, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information required by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders, such as banks, brokers or nominees, who hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be borne by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or distributions. A participant will also pay a pro rata share of brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, since the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

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THE INDIA GROWTH FUND INC.
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General Information (continued)
----------------------------------------------------------------------

The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions.

Participants in the Plan may withdraw from the Plan without penalty at any time by written notice to the Plan Agent. Any shareholder withdrawing from the Plan will receive, without charge, stock certificates issued in their name for all full shares owned. The Plan Agent will convert any fractional shares any shareholder holds at the time of its withdrawal to cash at the current market price and send a check for the proceeds. Under the rules generally applicable to sales of securities, a sale of shares (including fractional shares) will be a taxable event for U.S. federal income tax purposes and may be taxable for state, local and foreign tax purposes.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least 90 days prior to the record date for such dividend or distribution. The Plan may also be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders. All correspondence concerning the Plan should be directed to the Plan Agent, c/o PFPC Inc. P.O. Box 8030 Boston, Massachusetts 02266.

TENDER OFFER PROGRAM

At special meetings of the Board of Directors in October and November 2000, the Board of Directors authorized the Fund to conduct a tender offer to attempt to reduce the market discount at which the Fund's shares were trading to their net asset value ("NAV"). The tender offer was conducted in lieu of the share repurchase programs previously announced on August 21, 2000 and September 6, 2000. The tender offer commenced on January 16, 2001 and expired on February 16, 2001. Pursuant to the terms of the tender offer, the Fund purchased approximately 40% of its outstanding shares (or 3,932,244.17 shares) at a price equal to $13.93 per share, the per share NAV as of the close of regular trading on the New York Stock Exchange on the expiration date of the tender offer.

SHARE REPURCHASE PROGRAM

On May 24, 2001, the Fund's Board of Directors approved a share repurchase program authorizing the Fund to repurchase up to an aggregate of 10% of the outstanding shares of its common stock. Under the program, the Fund will repurchase shares on the open market at times and prices determined by management of the Fund to be in the best interest of stockholders of the Fund. For the period May 24, 2001 through June 30, 2001, the Fund did not repurchase any of its shares pursuant to the share repurchase program.

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THE INDIA GROWTH FUND INC.
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General Information (concluded)
----------------------------------------------------------------------

RESIGNATION OF CHAIRMAN AND DIRECTORS

On July 10, 2001, the Fund announced the resignation of Mr. P.S. Subramanyam as the Chairman of the Board of Directors and as a Director and President of the Fund in connection with his resignation as the Chairman of Unit Trust of India, the parent company of the Fund's investment adviser. The effective date of Mr. Subramanyam's resignation was July 3, 2001. At a meeting held on August 27, 2001, the Board of Directors appointed Mr. D.S.R. Murthy as President of the Fund.

Additionally, Mr. Antoine van Agtmael, Mr. Peter J. Pearson, Mr. G.P. Gupta,
Mr. Pierre Dinan and Mr. N.R. Murthy resigned as Directors of the Fund effective September 29, 2000, October 27, 2000, December 31, 2000, April 18, 2001 and
May 14, 2001, respectively.

NEW DIRECTOR

On June 28, 2001, Mr. Muni Krishna T. Reddy was elected to the Fund's Board of Directors as a Class III director by unanimous written consent of the Board of Directors.

PRIVACY POLICY

The India Growth Fund Inc. collects nonpublic personal information about its shareholders from the following sources:

    - Information it receives from shareholders on applications or other forms;

    - Information about shareholder transactions with the Fund, its affiliates, or others; and

    - Information it receives from a consumer reporting agency.

The Fund's policy is to not disclose nonpublic personal information about its shareholders to nonaffiliated third parties (other than disclosures permitted by law). The Fund restricts access to nonpublic personal information about its shareholders to those agents of the Fund who need to know that information to provide products or services to shareholders. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard its shareholders' nonpublic personal information.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Letter to Shareholders
---------------------------------------------------------

                                                                 August 27, 2001

Dear Shareholders:

This past year was marked by a worldwide economic slowdown. The growth of the Indian economy slowed to approximately 5.2% during the 2000-01 Indian fiscal year (year ended March 31, 2001) as a result of a number of factors including crude oil price increases, a slowdown in the technology sector, a devastating earthquake in the prosperous state of Gujarat and an unfavorable monsoon season.

The performance of the Fund for the year ended June 30, 2001 was below the performance of each of the Bombay Stock Exchange Sensitive Index, BSE National Index and CRISIL 500 index during the same period. The Fund underperformed these indexes in part because the Fund was required to liquidate a substantial portion of its portfolio in connection with the 40% tender offer completed in February 2001. In addition, the Fund's portfolio was heavily weighted in the technology sector, which experienced a global slowdown during the past year.

Based on forecasts for a favorable monsoon season next year and ongoing economic reforms, research agencies as well as the Reserve Bank of India are estimating a GDP growth of at least 6% for the year ending March 31, 2002. In addition, although the "new economy" sector (the information technology, media and telecommunications sector) is currently experiencing a global slowdown, it holds potential for India as companies worldwide explore the option of outsourcing business to cost-competitive locations such as India.

On July 10, 2001, the Fund announced the resignation (effective July 3, 2001) of Mr. P. S. Subramanyam as the Chairman of the Board of Directors and as a director of the Fund as well as the President of the Fund in connection with his resignation as the Chairman of Unit Trust of India ("UTI"). Subsequently, on July 18, 2001, Mr. Subramanyam and two other officers of UTI (of which one was responsible for supervision of the UTI Trust which holds the Fund's assets) were accused by the Central Bureau of Investigation ("CBI") in India of abusing their official positions by causing the US 64 Scheme (a local Indian fund managed by UTI) to subscribe to shares of an Indian company at an inflated price. These individuals were arrested by the CBI but have since been released on bail. On July 20, 2001, the government of India appointed a three member committee to investigate investment decisions made by UTI over the past ten years.

The Board of Directors of the Fund held special meetings on July 26, 2001 and August 2, 2001 to consider these events and their potential impact on the Fund. At the meeting held on August 2, 2001, the Fund's directors determined to have the Fund's legal counsel conduct a review of the Fund's investment management procedures and its recent investments in order to determine

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THE INDIA GROWTH FUND INC.
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Letter to Shareholders
---------------------------------------------------------
whether any undue influence affected investment decisions made by Unit Trust of India Investment Advisory Services ("UTIIAS"), the Fund's investment adviser.

On August 27, 2001, the Fund's directors met to consider the results of the review. The review found no evidence that factors similar to those alleged to have occurred at UTI affected investment decisions made by UTIIAS for the Fund, or that the events relating to UTI had any significant adverse impact on the Fund.

Based on these findings, the Board of Directors agreed to continue the Fund's investment advisory arrangements with UTIIAS, which were formally approved by the Board of Directors on July 16, 2001. However, the Board intends to continue to carefully monitor this situation.

Sincerely,

The Board of Directors of The India Growth Fund Inc.

The India Growth Fund Inc.
--------------------------------------------------------------------------------
Review of the Indian Economy*
---------------------------------------------------------

    - The gross domestic product ("GDP") of India grew 5.2% during the 2000-01 fiscal year (year ended March 31, 2001) after growing more than 6% each year during the 1999-2000 and 1998-99 fiscal years (years ended March
      31, 2000 and March 31, 1999, respectively). The decline in the growth rate was due to a weaker performance by the agricultural sector caused by an unfavorable monsoon season.

    - Although an unfavorable monsoon season slowed agricultural production to 0.2% growth during the 2000-01 fiscal year, India nevertheless posted a record foodgrain stock at 60 million tons and foodgrain production at 196 million tons. With rains arriving earlier than expected this year, the Meteorological Department expects a more favorable monsoon season for the 2001-02 fiscal year. Consequently, many of the leading investment research companies expect better growth for the 2001-02 fiscal year. The Reserve Bank of India expects GDP to grow at least 6.0% during the 2001-02 fiscal year.

    - Industrial production slowed during the 2000-01 fiscal year, increasing 4.9% during the 2000-01 fiscal year compared to 6.6% during the 1999-2000 fiscal year. The mining sector and the consumer durables and non-durables sectors were major contributors to industrial growth during this past year.

    - As measured by the Wholesale Price Index, the annual inflation rate at the wholesale level averaged 7.1% during the 2000-01 fiscal year despite an increase in fuel prices. The annual inflation rate at the retail level averaged 3.8% for the 2000-01 fiscal year.

    - A decline in GDP and a shortfall in revenue led to an increase in the fiscal deficit from the targeted level of 5.1% to 5.8%, despite savings on governmental expenditures. The deficit indicators are projected to be lower for the 2001-02 fiscal year.

    - During the 2000-01 fiscal year, interest rates fluctuated. After experiencing volatility in the foreign exchange market during the first half of the 2000-01 fiscal year, the rupee has remained stable since November 2000 in response to an improved supply of foreign exchange due to India Millennium Deposits ("IMD") inflows, robust export performance, lowering of oil prices and foreign institutional investor ("FII") inflows.

    - Money supply grew 16.2% during the 2000-2001 fiscal year compared to 14.6% during the 1999-2000 fiscal year primarily due to IMD inflows. Bank deposits grew 17.8% during the 2000-01 fiscal year compared to 13.9% during the 1999-2000 fiscal year.

    - Exports grew 18% during the 2000-01 fiscal year compared to 12% for the 1999-2000 fiscal year. Imports grew 8% during the 2000-01 fiscal year compared to 10.5% for the 1999-2000 fiscal year. High export growth combined with low import growth reduced the trade deficit to U.S.$5.7 billion compared to U.S.$8.6 billion in the previous year. Satisfactory trade performance helped to contain the current account deficit to 0.5% of GDP and the balance of payments recorded a surplus as a result of foreign capital inflows.

*Source: Centre for Monitoring Indian Economy ("CMIE"), Government of India Publication -- Economic Survey and Central Statistical Organization

The India Growth Fund Inc.
--------------------------------------------------------------------------------
Review of the Capital Markets*
---------------------------------------------------------

    - The Bombay Stock Exchange Sensitive Index ("BSESI") declined 29% from 4,845 points on July 3, 2000 to 3,457 points on June 29, 2001. The market began 2001 on a positive note and continued its momentum until February 2001. Despite a capital market-friendly budget, fears concerning a payments crisis in the Calcutta Stock Exchange led to a period of volatility in March 2001. Due to a lack of familiarity with rolling settlements, their introduction to the Indian market in July 2001 made investors cautious and restricted movement in the market. The technology sector's weak performance globally continued to negatively impact the Indian markets this past year.

    - During the 2000-01 fiscal year (year ended March 31, 2001), Rs. 720 billion were raised in the primary market, representing a 5% increase from the amount raised during the 1999-2000 fiscal year. Of this amount, Rs.
      80.9 billion were raised through public issues compared to Rs. 173.3 billion raised during the 1999-2000 fiscal year. The mutual fund industry continued to remain active and attracted investments valued at Rs. 91 billion during the 2000-01 fiscal year, bringing the total value of assets managed in India to Rs. 905 billion at the end of March 2001.

    - A number of important steps have been taken in order to make the Indian markets a safer place to conduct business. Some of the more notable measures include the decision to corporatize stock exchanges, the introduction of rolling settlements beginning July 2001 and the granting of more power to the Securities and Exchange Board of India (SEBI), the Indian market regulator. SEBI has banned all deferral products effective July 2, 2001 and has introduced options on 31 individual stocks. In addition, there are now a total of 414 stocks subject to compulsory rolling settlements, including 251 stocks added during July 2001.

    - Despite the adverse global environment, marked by oil price hikes as well as a domestic agricultural slowdown, Indian companies still had strong income and profit growth during the 2000-01 fiscal year. According to a study performed by THE FINANCIAL EXPRESS, a leading Indian financial newspaper, sales and after-tax-profits for 1,238 companies grew 17% and 21%, respectively.

    - The following factors will hopefully provide a boost to the capital markets during the India Growth Fund's fiscal year ended June 30, 2002:
      (1) the introduction of international best practices to the Indian markets, (2) the forecast of a favorable monsoon season during the 2001-02 fiscal year, (3) a healthy export performance and a stable foreign exchange market, (4) an expected decrease in interest rates. Additionally, continued interest by foreign institutional investors ("FIIs"), who invested a net of U.S.$2.5 billion in the market during the first six months of 2001, will also improve the capital markets.

*Source: Centre for Monitoring Indian Economy ("CMIE") and the Bombay Stock Exchange ("BSE")

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THE INDIA GROWTH FUND INC.
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Investment Adviser's Report
---------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

BOMBAY STOCK EXCHANGE SENSITIVE INDEX
JULY 3, 2000 THROUGH JUNE 29, 2001

           BSESI
7/3/00    4844.98
7/4/00    4887.06
7/5/00    4912.11
7/6/00     4885.6
7/7/00    4905.94
7/8/00    4867.43
7/9/00    4898.07
7/10/00   4964.28
7/11/00    4880.8
7/12/00   4856.82
7/13/00   4747.32
7/14/00    4734.8
7/15/00   4616.01
7/16/00   4575.67
7/17/00   4463.66
7/18/00   4188.34
7/19/00    4336.2
7/20/00   4191.27
7/21/00   4281.13
7/22/00    4276.7
7/23/00   4279.86
7/24/00   4253.69
7/25/00   4260.88
7/26/00   4207.63
7/27/00   4186.16
7/28/00   4201.25
7/29/00   4317.22
7/30/00   4317.04
7/31/00   4253.23
8/1/00       4192
8/2/00    4232.51
8/3/00    4325.67
8/4/00    4294.18
8/5/00    4347.04
8/6/00    4409.57
8/7/00    4461.23
8/8/00    4444.79
8/9/00    4459.07
8/10/00   4416.86
8/11/00   4395.81
8/12/00   4401.82
8/13/00   4411.85
8/14/00   4477.31
8/15/00   4602.43
8/16/00   4598.65
8/17/00   4606.35
8/18/00   4628.93
8/19/00   4668.27
8/20/00    4696.6
8/21/00   4763.63
8/22/00   4702.52
8/23/00   4671.92
8/24/00   4562.38
8/25/00   4366.41
8/26/00   4264.34
8/27/00   4325.25
8/28/00    4257.2
8/29/00   4032.37
8/30/00   4173.48
8/31/00   4089.58
9/1/00     4164.1
9/2/00    4067.38
9/3/00    4090.38
9/4/00    4135.55
9/5/00    4160.41
9/6/00    4116.25
9/7/00    4092.42
9/8/00    4056.07
9/9/00    3945.28
9/10/00   3836.51
9/11/00   3847.58
9/12/00   3738.93
9/13/00   3728.67
9/14/00   3664.79
9/15/00   3593.63
9/16/00   3702.83
9/17/00   3692.75
9/18/00   3619.53
9/19/00   3651.99
9/20/00   3743.61
9/21/00   3757.16
9/22/00   3729.12
9/23/00   3689.43
9/24/00   3711.02
9/25/00   3788.53
9/26/00   3875.79
9/27/00    3935.7
9/28/00   3931.54
9/29/00   3954.83
9/30/00   4028.71
10/1/00    4022.5
10/2/00   3941.13
10/3/00   3820.08
10/4/00   3943.54
10/5/00   3946.53
10/6/00    3901.9
10/7/00   3905.84
10/8/00   3926.52
10/9/00    3924.7
10/10/00  3862.39
10/11/00   3852.4
10/12/00  3868.34
10/13/00   3969.2
10/14/00  4023.92
10/15/00  3996.18
10/16/00  3997.99
10/17/00  4031.96
10/18/00  4036.49
10/19/00  4071.98
10/20/00  4108.43
10/21/00  4124.91
10/22/00  4156.08
10/23/00  4228.29
10/24/00  4219.48
10/25/00  4284.98
10/26/00  4270.45
10/27/00  4137.16
10/28/00  4169.39
10/29/00  4152.94
10/30/00  4086.41
10/31/00  4034.23
11/1/00    3905.9
11/2/00   3826.82
11/3/00   3877.55
11/4/00   3932.78
11/5/00   3972.12
11/6/00   3955.08
11/7/00   4018.88
11/8/00   4060.02
11/9/00   4115.37
11/10/00  4183.73
11/11/00  4120.43
11/12/00  4125.31
11/13/00  4047.64
11/14/00  4027.13
11/15/00  4036.58
11/16/00  4046.76
11/17/00  4070.73
11/18/00  4083.41
11/19/00  4113.21
11/20/00  4194.46
11/21/00  4267.11
11/22/00  4296.69
11/23/00  4326.42
11/24/00  4330.22
11/25/00  4234.57
11/26/00  4372.04
11/27/00  4326.72
11/28/00  4286.11
11/29/00  4352.26
11/30/00  4370.47
12/1/00   4375.29
12/2/00   4312.93
12/3/00   4381.19
12/4/00   4397.33
12/5/00    4406.3
12/6/00   4363.05
12/7/00   4363.11
12/8/00   4437.99
12/9/00   4330.32
12/10/00  4350.65
12/11/00  4359.22
12/12/00  4302.23
12/13/00  4262.55
12/14/00  4122.16
12/15/00  4112.69
12/16/00  4069.68
12/17/00  4247.04
12/18/00  4271.65
12/19/00  4095.16
12/20/00  3998.12
12/21/00  4046.89
12/22/00  4056.94
12/23/00  3881.96
12/24/00  3767.89
12/25/00  3540.65
12/26/00  3725.03
12/27/00  3819.86
12/28/00  3745.74
12/29/00  3722.49
12/30/00   3672.4
12/31/00  3791.07
1/1/01    3713.97
1/2/01    3635.28
1/3/01    3636.32
1/4/01    3694.82
1/5/01    3788.21
1/6/01    3751.56
1/7/01    3604.38
1/8/01    3566.26
1/9/01    3605.01
1/10/01   3565.65
1/11/01      3576
1/12/01   3544.08
1/13/01   3458.39
1/14/01   3325.46
1/15/01   3183.77
1/16/01   3251.62
1/17/01   3312.29
1/18/01   3438.75
1/19/01   3574.08
1/20/01   3583.04
1/21/01   3587.01
1/22/01   3589.99
1/23/01   3600.83
1/24/01   3557.19
1/25/01   3422.76
1/26/01   3519.16
1/27/01   3538.42
1/28/01   3494.48
1/29/01   3514.59
1/30/01   3544.81
1/31/01   3580.37
2/1/01    3586.58
2/2/01    3568.27
2/3/01    3559.77
2/4/01    3568.93
2/5/01    3576.96
2/6/01    3592.06
2/7/01    3669.76
2/8/01    3655.03
2/9/01     3640.1
2/10/01    3640.6
2/11/01   3674.54
2/12/01    3683.2
2/13/01   3659.81
2/14/01   3720.15
2/15/01   3742.07
2/16/01   3662.04
2/17/01   3631.91
2/18/01   3557.64
2/19/01   3498.38
2/20/01   3460.04
2/21/01   3457.31
2/22/01   3457.24
2/23/01   3495.84
2/24/01   3509.32
2/25/01   3498.39
2/26/01   3501.61
2/27/01   3453.77
2/28/01   3372.94
6/19/05   3353.11
6/20/05   3410.95
6/21/05   3406.05
6/22/05   3405.64
6/23/05   3381.76
6/26/05   3318.67
6/27/05   3407.32
6/28/05   3411.64
6/29/05   3404.86
6/29/01   3456.78

THE INDIAN MARKET PERFORMANCE

This past year was marked by a worldwide economic slowdown. The growth of the Indian economy slowed to approximately 5.2% during the 2000-01 Indian fiscal year as a result of many obstacles including crude oil price increases, a slowdown in the technology sector and a devastating earthquake in the prosperous state of Gujarat. In addition, an unfavorable monsoon season led to sluggish agricultural growth of 0.2% during the 2000-01 fiscal year compared to 0.7% during the 1999-2000 fiscal year. However, while the world economy averaged only 2.5% annual growth during the last decade, the Indian economy has demonstrated its strength by growing an average of 6.1% during the same period.

Despite global crude oil price hikes and pressure on domestic prices, inflation and interest rates declined during the 2000-01 fiscal year. The Indian Millennium Deposits mobilized U.S.$5.5 billion which not only helped to increase foreign exchange reserves thereby improving domestic liquidity but also strengthened the world's confidence in the Indian economy.

Exports grew 18% during the 2000-01 fiscal year. The slow growth in imports contributed to a reduction of the trade deficit, which when coupled with gifts, grants and other remittances, contained the current account deficit.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Investment Adviser's Report (continued)
----------------------------------------------------------------------

The Indian corporate sector performed well during the 2000-01 fiscal year with sales growth of 17% and net profits of 21%.

The global slowdown in the technology sector has negatively impacted the Indian markets and a payments crisis at the Calcutta Stock Exchange further dampened sentiments. The recent market decline has negatively impacted mutual fund performances and new investments in India.

It is encouraging that India ended another year (year ended March 31, 2001) with a balance of payments surplus of U.S.$5.85 billion.

Foreign investor optimism continues to reflect in the steady FII (foreign institutional investor) inflows to the Indian markets. FIIs have remained net buyers investing U.S.$2.5 billion during the first six months of 2001.

FUND PERFORMANCE

The Fund achieved a compound annual growth rate ("CAGR") of 18.8% in rupee terms from August 19, 1988 through June 30, 2001 compared to a CAGR of 14.1% registered by the BSESI during the same period.

 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

RUPEE NAV VS. BOMBAY STOCK EXCHANGE SENSITIVE INDEX
 JULY 5, 2000 THROUGH JUNE 29, 2001
 (RUPEE NAV ADJUSTED FOR DISTRIBUTIONS MADE TOWARDS TENDER OFFER RS. 2,549.2 MILLION)

                  ADJUSTED RUPEE
          BSESI        NAV
 7/5/00   100.00          100.00
 7/13/04   99.71          100.66
 7/20/04   93.97           94.16
 7/27/04   85.33           86.22
 8/3/04    86.74           87.04
 8/10/04   87.89           85.59
 8/17/04   88.06           87.35
 8/24/04   90.49           91.03
 8/31/04   89.82           93.03
 9/7/04    93.78           98.35
 9/14/04   95.73           98.72
 9/21/04   88.05           91.09
 9/28/04   84.77           86.39
 10/5/04   84.70           85.71
10/12/04   78.10           78.03
10/19/04   73.16           72.62
10/26/04   76.21           76.05
 11/2/04   77.13           75.92
 11/9/04   82.02           80.55
11/16/04   80.34           77.23
11/23/04   78.63           76.69
11/30/04   81.35           78.12
 12/7/04   83.64           79.82
12/14/04   87.23           80.56
12/21/04   83.19           76.03
12/28/04   78.94           71.04
 1/1/05    80.86           72.81
 1/4/05    82.65           73.05
 1/11/05   82.40           73.33
 1/18/05   83.13           71.71
 1/25/05   88.08           75.24
 2/1/05    88.08           74.94
 2/8/05    87.80           74.42
 2/13/05   89.70           75.57
 2/14/05   88.82           71.54
 2/15/05   88.82           72.34
 2/16/05   90.35           76.77
 2/17/05   88.16           72.81
 2/22/05   87.58           73.86
 3/1/05    86.46           72.38
 3/8/05    82.39           67.21
 3/15/05   75.83           60.27
 3/22/05   77.18           61.50
 3/29/05   77.12           62.18
 4/1/05    73.38           59.29
 4/5/05    72.59           58.46
 4/12/05   67.70           54.31
 4/19/05   70.01           56.66
 4/26/05   73.31           59.49
 5/3/05    72.03           57.60
 5/10/05   73.02           58.67
 5/17/05   73.13           58.42
 5/24/05   74.81           60.23
 5/31/05   74.55           60.06
 6/7/05    70.38           57.48
 6/14/05   71.29           57.85
 6/21/05   69.34           56.22
 6/28/05   69.45           55.44
 6/29/01   70.37           55.72

    The performance of the Fund's rupee NAV for the year ended June 30, 2001 was below the one-year performance of each of the BSESI, BSE National Index ("BSEN") and CRISIL 500 index.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Investment Adviser's Report (continued)
----------------------------------------------------------------------
For the year ended June 30, 2001, the BSESI, BSEN and CRISIL 500 index decreased 27.2%, 32.0% and 32.4%, respectively, while the Fund's rupee NAV decreased 41.8%.

 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

RELATIVE PERFORMANCE OF RUPEE NAV VS. BOMBAY STOCK EXCHANGE SENSITIVE INDEX
 JULY 5, 2001 THROUGH JUNE 29, 2001
 (RUPEE NAV ADJUSTED FOR DISTRIBUTIONS MADE TOWARDS TENDER OFFER RS. 2,549.2 MILLION)

                  ADJUSTED RUPEE
          BSESI        NAV
 7/5/00   100.00          100.00
 7/13/04  100.00          100.66
 7/20/04  100.00           94.16
 7/27/04  100.00           86.22
 8/3/04   100.00           87.04
 8/10/04  100.00           85.59
 8/17/04  100.00           87.35
 8/24/04  100.00           91.03
 8/31/04  100.00           93.03
 9/7/04   100.00           98.35
 9/14/04  100.00           98.72
 9/21/04  100.00           91.09
 9/28/04  100.00           86.39
 10/5/04  100.00           85.71
10/12/04  100.00           78.03
10/19/04  100.00           72.62
10/26/04  100.00           76.05
 11/2/04  100.00           75.92
 11/9/04  100.00           80.55
11/16/04  100.00           77.23
11/23/04  100.00           76.69
11/30/04  100.00           78.12
 12/7/04  100.00           79.82
12/14/04  100.00           80.56
12/21/04  100.00           76.03
12/28/04  100.00           71.04
 1/1/05   100.00           72.81
 1/4/05   100.00           73.05
 1/11/05  100.00           73.33
 1/18/05  100.00           71.71
 1/25/05  100.00           75.24
 2/1/05   100.00           74.94
 2/8/05   100.00           74.42
 2/13/05  100.00           75.57
 2/14/05  100.00           71.54
 2/15/05  100.00           72.34
 2/16/05  100.00           76.77
 2/17/05  100.00           72.81
 2/22/05  100.00           73.86
 3/1/05   100.00           72.38
 3/8/05   100.00           67.21
 3/15/05  100.00           60.27
 3/22/05  100.00           61.50
 3/29/05  100.00           62.18
 4/1/05   100.00           59.29
 4/5/05   100.00           58.46
 4/12/05  100.00           54.31
 4/19/05  100.00           56.66
 4/26/05  100.00           59.49
 5/3/05   100.00           57.60
 5/10/05  100.00           58.67
 5/17/05  100.00           58.42
 5/24/05  100.00           60.23
 5/31/05  100.00           60.06
 6/7/05   100.00           57.48
 6/14/05  100.00           57.85
 6/21/05  100.00           56.22
 6/28/05  100.00           55.44
 6/29/01  100.00           55.72

The Fund underperformed these indexes in part because the Fund was required to liquidate a substantial portion of its portfolio in connection with the 40% tender offer completed in February 2001. In addition, the Fund's portfolio was heavily weighted in the technology sector, which experienced a global slowdown during the past year.

At June 30, 2001, the Fund's dollar NAV and market price were U.S. $10.60 and U.S. $8.35, respectively, reflecting a discount of 21.2%.

The beta (a measure of volatility) of the Fund was 0.79 at June 30, 2001 and
0.80 at June 30, 2000. The strategy of maintaining a defensive portfolio in terms of beta was a conscious decision undertaken in view of market volatility.

INVESTMENT STRATEGY

The Fund held equity positions in 75 companies at June 30, 2001 compared to 119 companies at June 30, 2000. At June 30, 2001, 99% of the Fund's investments were in 55 companies, 44.4%

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Investment Adviser's Report (concluded)
----------------------------------------------------------------------

of which were in the top 10 companies. The top 20 companies accounted for 66.3% of the Fund's total investments.

At June 30, 2001, the Fund had investments in 25 sectors. The largest investment in terms of market value was in pharmaceuticals (14.3%) followed by consumer products (13.3%) and computer software (11.2%). The Fund intentionally shifted its investments to these sectors from the information technology and media sectors as a result of the unfavorable performance of the technology, media and telecommunication sectors during the Fund's fiscal year ended June 30, 2001.

THE INDIAN MARKET OUTLOOK

New optimism has been injected into the market due to the early arrival of the monsoon season this year. Based on forecasts for a favorable monsoon season for the 2001-02 fiscal year, leading research agencies as well as the Reserve Bank of India are estimating a GDP growth of at least 6%.

Foreign exchange market stability combined with lower inflation and lower interest rates globally should lead to a decline in interest rates in India. This decline will help Indian economic growth as well as Indian industries' competitiveness in the global marketplace.

Although the "new economy" segment (the information technology, media and telecommunications sector) is currently experiencing a global slowdown, it holds a lot of potential for India as companies worldwide explore the option of outsourcing business to cost-competitive locations such as India.

Economic reforms in India continue, reflecting the government's commitment to take the economy forward. As a major step, the Indian government has not only eased restrictions on foreign investment regulations but has also allowed 26% foreign equity in the defense sector. In the budget for the 2001-02 fiscal year, the Indian government has addressed labor reforms as well as measures to reduce the deficit. In addition, the government has decided to reduce its equity investments in Public Sector Units (Indian government majority-owned companies) setting a disinvestment target of Rs. 120 billion for the 2001-02 fiscal year. All of these steps should provide a major boost to the capital market.

We believe the India Growth Fund Inc. offers a solid investment opportunity for capital growth and our outlook for the Indian stock markets remains positive.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Top 20 Equity Holdings -- June 30, 2001
---------------------------------------------------------

    The Fund had equity positions in 75 companies at June 30, 2001. The top 20 equity holdings as of this date are as follows:

      COMPANY                                             PERCENTAGE OF NET ASSETS
      -------                                             ------------------------
 1.   Hindustan Lever Ltd. .............................            6.67%
 2.   Reliance Industries Ltd. .........................            6.43
 3.   ITC Ltd. .........................................            5.05
 4.   Nestle India Ltd. ................................            4.51
 5.   Hero Honda Motors Ltd. ...........................            4.49
 6.   Infosys Technologies Ltd. ........................            4.34
 7.   Punjab Tractors Ltd. .............................            3.59
 8.   Sun Pharmaceuticals Industries Ltd. ..............            3.27
 9.   Satyam Computer Services Ltd. ....................            3.09
10.   EIH Ltd. .........................................            2.96
11.   Dr. Reddys Laboratories Ltd. .....................            2.86
12.   BSES Ltd. ........................................            2.78
13.   SmithKline Beecham Consumer Healthcare Ltd. ......            2.75
14.   Larsen & Toubro Ltd. .............................            2.48
15.   Hindustan Petroleum Corp. Ltd. ...................            2.47
16.   Cipla Ltd. .......................................            2.07
17.   Tata Iron & Steel ................................            1.88
18.   Pfizer Ltd. ......................................            1.73
19.   Hoechst Marion Roussel Ltd. ......................            1.47
20.   Wipro Ltd. .......................................            1.40
                                                                   -----
      Total ............................................           66.29%
                                                                   =====

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Portfolio of Investments
June 30, 2001
----------------------------------------------------------------------------

INVESTMENTS IN INDIA--96.36%
--------------------------------------------------------------------------------

EQUITIES & EQUITY EQUIVALENTS--86.28%
--------------------------------------------------------------------------------

 SHARES                                                            VALUE
---------                                                       -----------
ALUMINUM--2.41%
   40,000   Hindalco Industries Ltd. .........................  $   709,524
  634,429   National Aluminum Ltd. ...........................      796,408
                                                                -----------
                                                                  1,505,932
                                                                -----------
AQUACULTURE--0.00%
   89,900   AquaMarine Foods Ltd.* # .........................            0
      100   King International Aqua Ltd.* # ..................            0
                                                                -----------
                                                                          0
                                                                -----------
AUTOMOBILES & AUTO ANCILLARIES--9.40%
  115,000   Escorts Ltd.* ....................................      154,996
  912,913   Hero Honda Motors Ltd.* ..........................    2,805,305
  393,727   Mahindra & Mahindra Ltd. .........................      671,278
  556,385   Punjab Tractors Ltd. .............................    2,243,164
                                                                -----------
                                                                  5,874,743
                                                                -----------
CEMENT--0.96%
  206,000   Associated Cement Co. Ltd.+ ......................      597,330
                                                                -----------
CERAMICS/GRANITES--0.00%
  454,850   Grapco Industries Ltd.* # ........................            0
                                                                -----------
COMPUTER SOFTWARE--11.00%
  185,600   DSQ Software Ltd. ................................      238,313
   50,000   HCL Technology Ltd. ..............................      311,597
    3,462   Hughes Software System* ..........................       46,682
   33,900   Infosys Technologies Ltd.+ .......................    2,710,667
   56,759   Polaris Software Lab Ltd. ........................      378,454
  533,670   Satyam Computer Services Ltd. ....................    1,933,760
  141,466   Silverline Industries Ltd. .......................      186,456
  527,380   Sonata Software Ltd. .............................      195,637
    1,600   Trigyn Technologies Ltd.* ........................        1,444
   29,300   Wipro Ltd. .......................................      871,899
                                                                -----------
                                                                  6,874,909
                                                                -----------
COMPUTER TRAINING--0.94%
   72,442   NIIT Ltd. ........................................      587,359
                                                                -----------
CONSUMER DURABLES--0.20%
  250,000   Polar Industries Ltd.* # .........................      123,459
                                                                -----------
CONSUMER PRODUCTS--13.07%
   16,829   Archies Greetings & Gifts Ltd.* ..................       20,035
  202,822   Colgate Palmolive India* .........................      702,806
  955,206   Hindustan Lever Ltd. .............................    4,169,888
  196,615   ITC Ltd.* ........................................    3,155,495
  505,771   Vashisti Detergents Ltd.* ........................      122,034
                                                                -----------
                                                                  8,170,258
                                                                -----------
DIVERSIFIED--9.94%
  101,429   Grasim Industries Ltd. ...........................      648,054
  331,354   Larsen & Toubro Ltd. .............................    1,547,939
  511,347   Reliance Industries Ltd. .........................    4,016,639
                                                                -----------
                                                                  6,212,632
                                                                -----------
ELECTRICALS--0.55%
   80,467   Siemens India Ltd. ...............................      347,253
                                                                -----------

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
----------------------------------------------------------------------------

EQUITIES & EQUITY EQUIVALENTS--(continued)
--------------------------------------------------------------------------------

 SHARES                                                            VALUE
---------                                                       -----------
ENGINEERING--1.03%
  142,318   Cummins India Ltd. ...............................  $   153,845
  145,000   Growel Times Ltd.* # .............................            0
   35,778   Thermax Ltd.* ....................................       33,200
   72,362   Wartsila Diesel India Ltd. .......................      103,143
4,897,982   Welspun Syntex Ltd.* # ...........................      350,897
    1,650   Western Paques (India) Ltd.* # ...................            0
                                                                -----------
                                                                    641,085
                                                                -----------
FERTILIZERS--0.80%
  649,950   Indo Gulf Corp. Ltd. .............................      498,102
                                                                -----------
FOOD & AGRO PRODUCTS--7.26%
  307,000   Agritech Hatcheries & Foods Ltd.* # ..............            0
  237,605   Nestle India Ltd. ................................    2,818,529
  199,726   SmithKline Beecham Consumer Healthcare Ltd. ......    1,717,881
                                                                -----------
                                                                  4,536,410
                                                                -----------
HOTELS--2.98%
  368,525   EIH Ltd.* ........................................    1,847,326
   46,510   Hotel Leela Venture Ltd.* ........................       14,831
                                                                -----------
                                                                  1,862,157
                                                                -----------
HOUSING & CONSTRUCTION--0.00%
   27,950   NCL Seccolor Ltd.* # .............................            0
                                                                -----------
IRON & STEEL--1.93%
  300,000   Asian Alloys Ltd.* # .............................            0
  421,000   Kanakdhara Steel Ltd.* # .........................            0
  477,682   Tata Iron & Steel+ ...............................    1,175,926
  188,065   Welspun Gujarat Stahl Rohren Ltd.* ...............       32,184
                                                                -----------
                                                                  1,208,110
                                                                -----------
MEDIA--0.40%
   98,188   Zee Telefilms Ltd. ...............................      248,601
                                                                -----------
PETROLEUM--4.31%
   74,531   Bharat Petroleum Corp. Ltd. ......................      297,712
  458,350   Hindustan Petroleum Corp. Ltd. ...................    1,540,500
  856,233   Reliance Petroleum Ltd. ..........................      855,505
                                                                -----------
                                                                  2,693,717
                                                                -----------
PHARMACEUTICALS--14.05%
  220,562   Aurobindo Pharmaceuticals Ltd.* ..................      865,087
   53,256   Cipla Ltd.* ......................................    1,294,379
   52,224   Dr. Reddys Laboratories Ltd. .....................    1,787,706
   34,568   Glaxo India Ltd. .................................      232,401
  109,860   Hoechst Marion Roussel Ltd. ......................      919,937
  104,149   Novartis India Ltd.* .............................      510,892
  111,400   Pfizer Ltd. ......................................    1,083,569
  185,005   Sun Pharmaceuticals Industries Ltd.* .............    2,045,123
    9,403   Wyeth Lederle Ltd.* ..............................       38,390
                                                                -----------
                                                                  8,777,484
                                                                -----------
PLASTICS/PIPES--0.00%
      300   Uniplas India Ltd.* # ............................            0
                                                                -----------

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Portfolio of Investments (concluded)
June 30, 2001
----------------------------------------------------------------------------

EQUITIES & EQUITY EQUIVALENTS--(concluded)
--------------------------------------------------------------------------------

 SHARES                                                            VALUE
---------                                                       -----------
POWER & ENERGY--3.24%
  416,264   BSES Ltd.* .......................................  $ 1,739,300
  102,794   Tata Power Co. Ltd. ..............................      284,191
                                                                -----------
                                                                  2,023,491
                                                                -----------
TELECOMMUNICATIONS & CABLE--1.02%
   85,348   Global Tele Systems Ltd.* ........................      318,603
   25,375   Himachal Futuristics Ltd.* .......................       47,794
   79,823   Mahanagar Telephone Nigam Ltd. ...................      214,236
   44,245   Shyam Telecom Ltd. ...............................       59,210
                                                                -----------
                                                                    639,843
                                                                -----------
TEXTILES--0.00%
   46,200   K.G. Denim Ltd.* # ...............................          629
                                                                -----------
MISCELLANEOUS--0.79%
  175,746   Hindustan Zinc Ltd. ..............................       69,305
  277,500   Modiluft Ltd.* ...................................       23,597
   26,800   Skyline Nepc Ltd.* # .............................            0
   55,677   Sterlite Optical Technologies Ltd.* ..............      401,480
  152,000   Tamilnadu Hospitals Ltd.* # ......................            0
  400,000   Tejoomal Industries Ltd.* # ......................            0
                                                                -----------
                                                                    494,382
                                                                -----------
TOTAL EQUITIES & EQUITY EQUIVALENTS (cost--$48,613,625).......   53,917,886
                                                                -----------

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
----------------------------------------------------------------------------

NON-CONVERTIBLE DEBENTURES--0.29%
--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT
  (000)                                                                                  VALUE
----------                                                                            -----------
Rs. 12,938   10.5% Jindal Iron & Steel Co. Ltd of Rs. 500 each; redeemable starting
               01/14/01* #..........................................................  $   183,721
    15,000   16.0% Rama Newsprint & Papers Ltd. of Rs. 60 each; redeemable starting
               01/02/00* #..........................................................            0
                                                                                      -----------
TOTAL NON-CONVERTIBLE DEBENTURES (cost--$890,508)...................................      183,721
                                                                                      -----------

--------------------------------------------------------------------------------
BANK DEPOSITS--9.79%
--------------------------------------------------------------------------------

                                                     MATURITY           INTEREST
                                                      DATES               RATES
                                               --------------------  ---------------
   287,669   Banque Nationale de Paris
               (cost--$6,115,411) ...........  07/02/01 to 07/06/01    6.50 to 7.09%    6,115,411
                                                                                      -----------
TOTAL INVESTMENTS IN INDIA (cost--$55,619,544)......................................   60,217,018
                                                                                      ===========

OTHER INVESTMENTS--1.82%
--------------------------------------------------------------------------------

TIME DEPOSITS--1.82%
--------------------------------------------------------------------------------

 US$ 1,137   Brown Brothers Harriman & Co. Grand Cayman, 2.788%, due 07/02/01 @
               (cost--$1,136,537)...................................................    1,136,537
                                                                                      -----------
TOTAL INVESTMENTS (cost--$56,756,081)--98.18%.......................................   61,353,555
Other assets in excess of liabilities--1.82%........................................    1,141,150
                                                                                      -----------
NET ASSETS (equivalent to $10.60 per share; applicable to 5,898,367 shares outstanding)--100%................................................................  $62,494,705
                                                                                      ===========

------------------------------

  Rs.   --    Indian Rupees
  US$   --    United States Dollar
    +         Affiliated security. Deemed as such because a Director of
              the Fund is an officer or director of the Company.
    *         Non-income producing security.
    #         Fair valued securities, aggregating $658,706 or 1.05% of net assets.
    @         Variable rate account--rate resets on a monthly basis;
              amount available upon 48 hours' notice.

                See accompanying notes to financial statements.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
June 30, 2001
----------------------------------------------------------------------------

ASSETS
    Investments in unaffiliated securities, at
     value (cost--$53,433,906)....................  $ 56,869,632
    Investments in affiliated securities, at value
     (cost--$3,322,175)...........................     4,483,923  $ 61,353,555
                                                    ------------
    Indian Rupees, at value (cost--$35,869).......                       4,673
    Receivable for investments sold...............                   1,530,024
    Dividends and interest receivable.............                     267,816
    Prepaid expenses and other assets.............                      53,834
                                                                  ------------
        Total assets..............................                  63,209,902
                                                                  ------------

LIABILITIES
    Payable for investments purchased.............                     402,046
    Investment advisory fee payable...............                      37,963
    Trust administrator fee payable...............                      20,000
    Administrator fee payable.....................                      10,518
    Accrued expenses and other liabilities........                     244,670
                                                                  ------------
        Total liabilities.........................                     715,197
                                                                  ------------

NET ASSETS
    Common stock, $0.01 par value; 5,898,367
     shares issued and outstanding
      (50,000,000 shares authorized)..............                      58,984
    Additional paid-in capital....................                  56,962,067
    Accumulated net realized gain.................                     870,029
    Net unrealized appreciation of investments and
     other assets and liabilities denominated in
     Indian Rupees................................                   4,603,625
                                                                  ------------
                                                                  $ 62,494,705
                                                                  ============
NET ASSET VALUE PER SHARE.........................                      $10.60
                                                                  ============

                See accompanying notes to financial statements.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Statement of Operations
For the Year Ended June 30, 2001
----------------------------------------------------------------------------

INVESTMENT INCOME
    Dividends from unaffiliated securities.................................  $   735,125
    Dividends from affiliated securities...................................       65,146
    Interest...............................................................      610,910  $   1,411,181
                                                                             -----------

EXPENSES
    Advisory fees..........................................................      758,189
    Custodian and accounting fees..........................................      657,231
    Legal and audit fees...................................................      453,075
    Trust administration fees..............................................      355,418
    Administration fees....................................................      197,736
    Directors' fees and expenses...........................................      155,190
    Insurance expense......................................................      168,877
    Reports to shareholders................................................      119,815
    Transfer agent fees....................................................       54,939
    Mauritius administration fees and other expenses.......................       29,800
    Registration fees......................................................       23,751
    Miscellaneous..........................................................       45,322      3,019,343
                                                                             -----------  -------------
    Net investment loss before taxes.......................................                  (1,608,162)
    Reversal of Indian withholding tax expense (see Note 6)................                   2,033,135
                                                                                          -------------
    Net investment income..................................................                     424,973
                                                                                          -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS
    Net realized gain on investments--unaffiliated securities..............    3,297,638
    Net realized gain on investments--affiliated securities................      863,452
    Reversal of Indian withholding tax expense (see Note 6)................    4,113,278
                                                                             -----------
    Net realized gain on investments.......................................                   8,274,368
    Net realized loss on foreign currency transactions.....................                     (60,849)
    Net change in unrealized appreciation/depreciation of:
        Investments (net of reversal of deferred Indian withholding tax of
        $8,843,419) (see Note 6)...........................................                 (59,228,268)
        Other assets and liabilities denominated in Indian Rupees..........                  (2,074,992)
                                                                                          -------------
    Net realized and unrealized loss on investments
      and foreign currency transactions....................................                 (53,089,741)
                                                                                          -------------

NET DECREASE IN NET ASSETS FROM INVESTMENT OPERATIONS......................               $ (52,664,768)
                                                                                          =============

                See accompanying notes to financial statements.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
---------------------------------------------------------

                                                      FOR THE YEAR     FOR THE YEAR
                                                         ENDED            ENDED
                                                     JUNE 30, 2001    JUNE 30, 2000
                                                    ----------------  --------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
    Net investment income (loss)..................  $       424,973    $ (1,519,778)
    Net realized gain on investments and foreign
      currency transactions.......................        8,213,519      13,750,155
    Net change in unrealized
      appreciation/depreciation of investments and
      other assets and liabilities denominated in
      Indian Rupees...............................      (61,303,260)     29,052,213
                                                    ---------------    ------------
    Total from investment operations..............      (52,664,768)     41,282,590
                                                    ---------------    ------------

DISTRIBUTION TO SHAREHOLDERS
    From net realized capital gains...............       (4,588,929)       --
                                                    ---------------    ------------

CAPITAL STOCK TRANSACTIONS
    Cost of shares repurchased pursuant to Tender
      Offer Program (see Note 7)..................      (54,776,161)       --
                                                    ---------------    ------------
Net increase (decrease) in net assets.............     (112,029,858)     41,282,590

NET ASSETS
    Beginning of year.............................      174,524,563     133,241,973
                                                    ---------------    ------------
    End of year...................................  $    62,494,705    $174,524,563
                                                    ===============    ============

                See accompanying notes to financial statements.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Notes to Financial Statements
June 30, 2001
----------------------------------------------------------------------------

NOTE 1  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The India Growth Fund Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund invests through an Indian unit investment trust (the "Trust") organized through a trust fund agreement (the "Trust Agreement") between the Fund and Unit Trust of India ("UTI"). In March 1999, the Fund registered itself as a foreign company in the Republic of Mauritius.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF INVESTMENTS--All securities for which market quotations are readily available are valued at the last sale price on the day of determination or, if there was no sale on such day, at the mean between the highest current bid and lowest current asked prices. Securities which are traded over-the-counter, if bid and asked quotations are available, are valued at the mean between the current bid and asked prices of two reputable dealers or, if such quotations are not available, are valued at their fair value as determined in good faith in accordance with guidelines established by the Fund's Board of Directors. Short-term investments having a maturity of 60 days or less are valued at amortized cost if their term to maturity from date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from date of purchase was greater than 60 days. All other securities and assets are valued at fair value as determined in good faith in accordance with guidelines established by the Fund's Board of Directors.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date on which the buy or sell order is executed). Realized gains and losses from investments and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date ("ex-date") except for certain dividends which are recorded as soon after the ex-date as the Fund, using reasonable diligence, becomes aware of such dividends.

FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. Dollars. Indian Rupee amounts are translated into U.S. Dollars on the following basis: (1) the foreign currency market value of investments and other assets and liabilities denominated in Indian Rupees at the closing rate of exchange on the valuation date; and (2) purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
----------------------------------------------------------------------
respective dates of such transactions. The resulting net foreign currency gain and loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale or maturity of Indian Rupee denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for income tax reporting purposes.

Net foreign currency gain (loss) from valuing Indian Rupee denominated assets and liabilities at the period end exchange rate is reflected as a component of net unrealized appreciation of investments and other assets and liabilities denominated in Indian Rupees. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. Dividends and distributions from net investment income and net realized capital gain, respectively, are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized gain on investments. To the extent they exceed net investment income or net realized capital gain for tax purposes, they are reported as distributions of additional paid-in-capital. As a result of permanent book/tax differences, accumulated net investment loss was decreased by $1,633,239, accumulated net realized gain was increased $15,505 and additional paid-in-capital was decreased by $1,648,744. These reclassifications are primarily due to differing treatment of net operating losses and foreign exchange losses for generally accepted accounting principles and for tax accounting purposes.

NOTE 2  INVESTMENT ADVISORY, ADMINISTRATION AND OTHER FEES

The Fund has an Investment Advisory Agreement with Unit Trust of India Investment Advisory Services Limited (the "Investment Adviser"), an indirect, majority-owned subsidiary of UTI. Under the Investment Advisory Agreement, the Investment Adviser receives a monthly fee, computed weekly, at an annual rate of 0.75% of the first $50 million of the value of the Fund's

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
----------------------------------------------------------------------
average weekly net assets, 0.60% of such net assets in excess of $50 million but not in excess of $100 million, and 0.45% of such net assets in excess of $100 million.

Pursuant to the Trust Agreement, the Fund pays UTI a monthly fee for administration of the Trust, including accounting and valuation services, based on the value of the Fund's average weekly net assets held in the Trust at the following annual rates: 0.35% of the first $50 million of the value of the Fund's average weekly net assets, 0.30% of the next $50 million of such net assets, and 0.25% of such net assets in excess of $100 million. In addition, UTI is entitled to reimbursement for all out-of-pocket expenses incurred by UTI directly in the performance of its duties under the Trust Agreement other than employee costs and overhead.

Brinson Advisors, Inc. ("Brinson Advisors", formerly Mitchell Hutchins Asset Management Inc.), an indirect wholly owned subsidiary of UBS AG, serves as the Fund's administrator. Brinson Advisors receives a monthly fee, computed weekly, at the annual rate of 0.20% of the first $62.5 million of the value of the Fund's average weekly net assets, 0.15% of such net assets in excess of $62.5 million but not in excess of $100 million, and 0.10% of such net assets in excess of $100 million, subject to a minimum annual fee of $125,000.

Multiconsult Ltd. (the "Mauritius Administrator") provides certain administrative services relating to the operation and maintenance of the Fund in Mauritius. The Mauritius Administrator receives a monthly fee of $1,000 for administration services and a quarterly fee of $800 for certain other services and is reimbursed for certain expenses incurred in the performance of its duties under the agreement. One officer of the Mauritius Administrator is also a director of the Fund.

NOTE 3  INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at June 30, 2001 was $53,168,929. Accordingly, net unrealized appreciation of investments of $4,518,195 was composed of gross appreciation of $19,932,546 for those investments having an excess of value over cost and gross depreciation of $15,414,351 for those investments having an excess of cost over value.

For the year ended June 30, 2001, aggregate purchases and sales of portfolio securities, excluding short term securities, were $12,258,267 and $78,042,988, respectively.

NOTE 4  TRANSACTIONS WITH AFFILIATES

The Fund paid or accrued approximately $311,045 for the year ended June 30, 2001 for legal services to a law firm of which the Fund's assistant secretary is a partner.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
----------------------------------------------------------------------

For the year ended June 30, 2001, the Fund paid approximately $5,475, $4,510, $3,043, $535 and $351 in brokerage commissions to UTI Securities Exchange Ltd., IDBI Capital Markets Services Ltd., ABN Amro Asia Equity (India) Ltd., DSP Merrill Lynch Ltd. and Investsmart India Ltd., respectively, affiliates of the Investment Adviser or the Fund's directors.

NOTE 5  U.S. FEDERAL INCOME TAXES

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income tax is required. In addition, by distributing substantially all of its net investment income, capital gains and certain other amounts, if any, during the calendar year, the Fund intends not to be subject to U.S. federal excise tax.

The Fund's taxable net income and capital gains are different than the Fund's net investment income and realized gains primarily due to Indian withholding taxes as described in Note 6, which are recognized for U.S. federal income tax purposes when they are actually paid.

NOTE 6  FOREIGN INCOME TAXES

Net investment income of the Fund derived in India and realized and unrealized gains on assets of the Fund held in the Trust by UTI under the Trust Agreement are not subject to taxation in India. Remittances to the Fund from the Trust of distributions representing net investment income and gains realized on such assets are subject to a 10% Indian withholding tax. However, under current Indian tax law, dividend distributions made between April 1999 and March 2002 from the Trust to the Fund are exempt from the 10% withholding tax. Accordingly, on November 8, 2000, the amount of the accrual for net deferred Indian withholding taxes was reduced by $4,103,496 (or $0.42 per share) in connection with the Fund's announcement of a Tender Offer (see Note 7), which represented the aggregate accrued Indian withholding tax on net investment income and undistributed net realized gains of the Trust as of that date. Further, the 10% Indian withholding tax was not accrued on any net investment income and realized gains generated by the Trust subsequent to November 8, 2000 to the extent such income and gains were expected to be distributed by the Trust to pay for shares tendered in the Tender Offer.

Upon its registration as a foreign company in Mauritius, the Fund conducts its investment activities in India as a tax resident of Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India. To obtain benefits under the double taxation treaty, the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a certificate from the Mauritian

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
----------------------------------------------------------------------
authorities that it is a resident of Mauritius under the double taxation treaty between Mauritius and India. A fund which is a tax resident in Mauritius under the treaty, but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale or redemption of securities (units of the Trust).

The Fund will be liable for tax in Mauritius at a fixed rate of 15% on its taxable income for Mauritius tax purposes. It will, however, be entitled to a tax credit equivalent to the higher of the foreign taxes paid and 90% of the Mauritius tax on its foreign source income which will result in a maximum tax rate of 1.5%. There is no capital gains tax in Mauritius. For the year ended June 30, 2001, no provision for Mauritius taxes is considered necessary as a result of its Mauritian tax status. The Fund continues to comply with the tests and conditions and the related requirements to be eligible for the benefits of the double taxation treaty between Mauritius and India.

On February 22, 2001, the Trust received an authorization dated February 15, 2001 from the Indian tax authorities indicating that no taxes (I.E., capital gains tax) will be withheld in India on remittance of proceeds to the Fund in Mauritius from the redemption of units the Fund holds in the Trust. Accordingly, the Fund reversed the entire accrued Indian withholding tax as of February 28, 2001 (the first net asset valuation date after February 22, 2001) amounting to $2,306,973 (or $0.39 per share). Further, relying on the authorization received from the Indian tax authorities referred to above, beginning February 28, 2001 the Fund did not accrue any deferred Indian withholding tax on net investment income, net realized gains or net unrealized appreciation recorded by the Trust.

The foregoing is based on current interpretation and practice and is subject to any future changes in Indian or Mauritius tax laws, the position of the Indian tax authorities or in the tax treaty between India and Mauritius.

NOTE 7  CAPITAL STOCK

There are 50,000,000 shares of $0.01 par value capital stock authorized. At special meetings of the Board of Directors in October and November 2000, the Board of Directors approved a tender offer for the Fund to purchase up to 40% of the outstanding shares of its common stock for cash at a price equal to the Fund's net asset value per share as of the tender offer expiration date. The tender offer commenced on January 16, 2001 and expired on February 16, 2001. In connection with the tender offer, the Fund purchased 3,932,244.17 shares of common stock at a total cost of $54,776,161. The shares repurchased pursuant to the tender offer have been retired by the Fund.

On May 24, 2001, the Fund's Board of Directors approved a share repurchase program authorizing the Fund to repurchase up to an aggregate of 10% of the outstanding shares of its common stock.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (concluded)
----------------------------------------------------------------------
For the period May 24, 2001 through June 30, 2001, the Fund did not repurchase any of its shares pursuant to the share repurchase program.

There were no transactions in shares of common stock for the year ended June 30, 2000.

NOTE 8  CONCENTRATION OF RISK

At June 30, 2001, substantially all of the Fund's portfolio assets were invested in Indian securities. The Indian securities markets are substantially smaller, less developed, less liquid, subject to less regulations and more volatile than the securities markets in the United States. Investments in India may involve certain considerations and risks not typically associated with investments in the U.S. as a result of, among other factors, future political and economic developments and the level of Indian governmental supervision and regulation of its securities markets.

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

NOTE 9  INQUIRY REGARDING UTI

On July 10, 2001, the Fund announced the resignation (effective July 3, 2001) of Mr. P. S. Subramanyam as the Chairman of the Board of Directors and as a Director and the President of the Fund in connection with his resignation as the Chairman of UTI. Subsequently, on July 18, 2001, Mr. Subramanyam and two other officers of UTI (of which one was responsible for supervision of the UTI Trust which holds the Fund's assets) were accused by the Central Bureau of Investigation ("CBI") in India of abusing their official positions by causing the US 64 Scheme (a local Indian fund managed by UTI) to subscribe to shares of an Indian company at an inflated price. On July 20, 2001, the government of India also appointed a three member committee to investigate investment decisions made by UTI over the past ten years.

Management of the Fund is currently not aware of any impact of these events on the financial statements of the Fund.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Financial Highlights
---------------------------------------------------------

Selected data for a share of common stock outstanding throughout each year is presented below:

                                                         FOR THE YEAR ENDED JUNE 30,
                                        -------------------------------------------------------------
                                          2001         2000         1999         1998         1997
                                          ----         ----         ----         ----         ----
Net asset value, beginning of
  year..............................      $17.75       $13.55       $ 9.56       $12.52       $13.67
                                        --------     --------     --------     --------     --------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS
Net investment loss before tax......       (0.19)*      (0.15)       (0.11)       (0.07)       (0.05)
Net deferred Indian withholding
  (tax)/tax benefit on net
  investment
  income (loss).....................        0.24*       (0.00)@       0.03         0.02         0.02
Net realized and unrealized gain
  (loss) on investments and foreign
  currency transactions.............       (8.25)*       4.82         4.51        (3.06)       (1.16)
Deferred Indian withholding
  (tax)/tax benefit on net realized
  and unrealized gain (loss) on
  investments.......................        1.52*       (0.47)       (0.48)        0.15         0.12
                                        --------     --------     --------     --------     --------
Total income (loss) from investment
  operations........................       (6.68)        4.20         3.95        (2.96)       (1.07)
                                        --------     --------     --------     --------     --------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS
From net investment income..........       --           --           --           --           (0.08)
From net realized gain on
  investments.......................       (0.47)       --           --           --           --
                                        --------     --------     --------     --------     --------
Total dividends and distributions to
  shareholders......................       (0.47)       --           --           --           (0.08)
                                        --------     --------     --------     --------     --------
CAPITAL SHARE TRANSACTIONS
Capital contibutions from Investment
  Adviser...........................       --           --            0.04        --           --
                                        --------     --------     --------     --------     --------
Net asset value, end of year........      $10.60       $17.75       $13.55       $ 9.56       $12.52
                                        ========     ========     ========     ========     ========
Market value, end of year...........      $ 8.35       $11.38       $ 9.56       $ 7.25       $13.38
                                        ========     ========     ========     ========     ========
TOTAL INVESTMENT RETURN (a).........      (23.62)%      19.04%       31.90%      (45.79)%      (7.98)%
                                        ========     ========     ========     ========     ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000
  omitted)..........................     $62,495     $174,525     $133,242      $93,957     $123,086
Ratio of expenses, excluding
  (tax)/tax benefit, to average net
  assets (b)........................        2.48%        1.94%        2.51%        2.32%        2.37%
Ratio of expenses, including
  (tax)/tax benefit, to average net
  assets (c)........................        0.81%        1.95%        2.21%        1.87%        2.23%
Ratio of net investment income
  (loss) to average net assets......        0.35%       (0.79)%      (0.70)%      (0.18)%      (0.26)%
Portfolio turnover..................          11%          20%          30%          23%          31%

----------------------------------
 * Based on average shares outstanding.
 @ Net deferred Indian withholding (tax)/tax benefit on net investment loss for Indian tax purposes equivalent to ($0.0017) per share for the year ended
   June 30, 2000.
(a) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions.
(b) Includes interest expense of $156,345 (or 0.08% of average net assets) and $153,641 (or 0.14% of average net assets) for the years ended June 30, 2000 and 1999, respectively.
(c) Includes interest expense net of deferred Indian withholding tax benefit of $140,711 (or 0.07% of average net assets) and of $138,277 (or 0.12% of average net assets), for the years ended June 30, 2000 and 1999, respectively.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Report of Independent Accountants
---------------------------------------------------------

To the Shareholders and Board of Directors of The India Growth Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The India Growth Fund Inc. (the "Fund") at June 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York

August 27, 2001

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Tax Information (unaudited)
----------------------------------------------------------------------

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (June 30, 2001) as to the federal tax status of distributions received by stockholders during such fiscal year. Accordingly, we are advising you that all dividends paid during the fiscal year were derived from net realized capital gains.

Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2001. The second notification, which reflects the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2002. Stockholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

--------------------------------------------------------------------------------

INVESTMENT ADVISER
Unit Trust of India Investment Advisory Services Ltd.
Commerce Centre 1,
World Trade Center, 8th Floor
G.D. Somani Marg
Cuffe Parade, Colaba
Mumbai, 400-005, India
Telephone Number 9122-218-0087
Fax Number 9122-218-8859
Internet utiias@giasbm01.vsnl.net.in

ADMINISTRATOR
Brinson Advisors, Inc.
51 West 52nd Street
New York, New York 10019
Telephone Number (201) 318-4150
Fax Number (201) 533-2847

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

INDIAN CUSTODIAN
Citibank, N.A.
Custody Services
81, Annie Besant Road
Barodawale Mansion
Mumbai, 400-018, India

SHAREHOLDER SERVICING AGENT
PFPC Inc.
P.O. Box 8030
Boston, Massachusetts 02266-8030
Toll free 1-800-331-1710

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166

TRUSTEE
Unit Trust of India
13, Sir V. Thackersey Marg
Mumbai, 400-020, India

DIRECTORS
Uday Kumar Gujadhur
Thomas L. Hansberger
Ishaat Hussain
M.K.T. Reddy
Christopher Reeves

OFFICERS
D.S.R. Murthy, PRESIDENT
J.S. Mascarenhas, TREASURER & SECRETARY
Laurence E. Cranch, ASSISTANT SECRETARY

THIS REPORT, INCLUDING THE FINANCIAL STATEMENTS HEREIN, IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS OR CIRCULAR OF REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(c) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET.

                                     [LOGO]

  THE INDIA
  GROWTH
  FUND INC.
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   ANNUAL REPORT
   JUNE 30, 2001